UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: October 31, 2010

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS

INCOME TRUST

LEGG MASON WESTERN ASSET

CORE PLUS BOND FUND

FORM N-Q

OCTOBER 31, 2010

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited)	October 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES - 38.6%
CONSUMER DISCRETIONARY - 2.6%
Automobiles - 0.1%
Motors Liquidation Co., Senior Debentures	8.250%	7/15/23	$563,000	$199,865	(a)
Motors Liquidation Co., Senior Debentures	8.375%	7/15/33	31,000	11,315	(a)

Total Automobiles				211,180

Diversified Consumer Services - 0.1%
Service Corp. International, Senior Notes	7.625%	10/1/18	24,000	26,220
Service Corp. International, Senior Notes	7.500%	4/1/27	73,000	72,453

Total Diversified Consumer Services				98,673

Hotels, Restaurants & Leisure - 0.0%
CCM Merger Inc., Notes	8.000%	8/1/13	14,000	13,160	(b)
Host Hotels & Resorts LP, Senior Notes	7.125%	11/1/13	31,000	31,542
MGM MIRAGE Inc., Senior Notes	7.625%	1/15/17	10,000	8,938
Station Casinos Inc., Senior Notes	7.750%	8/15/16	79,000	9	(a)(c)
Station Casinos Inc., Senior Subordinated Notes	6.875%	3/1/16	35,000	4	(a)(c)

Total Hotels, Restaurants & Leisure				53,653

Media - 2.3%
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	20,176	24,262
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	18,000	18,720	(b)
Comcast Cable Communications LLC, Notes	8.875%	5/1/17	69,000	89,036
Comcast Corp., Bonds	5.650%	6/15/35	120,000	118,858
Comcast Corp., Notes	6.500%	1/15/15	539,000	636,057
Comcast Corp., Notes	5.875%	2/15/18	55,000	63,641
Comcast Corp., Notes	6.450%	3/15/37	50,000	55,138
Comcast Corp., Senior Notes	6.500%	1/15/17	20,000	23,747
Comcast Corp., Senior Notes	6.950%	8/15/37	20,000	23,343
Comcast Corp., Senior Notes	6.400%	3/1/40	120,000	132,772
CSC Holdings Inc., Senior Notes	6.750%	4/15/12	14,000	14,682
CSC Holdings LLC, Senior Notes	8.625%	2/15/19	40,000	46,450
DISH DBS Corp., Senior Notes	7.000%	10/1/13	35,000	37,625
DISH DBS Corp., Senior Notes	6.625%	10/1/14	16,000	16,980
DISH DBS Corp., Senior Notes	7.750%	5/31/15	85,000	92,969
DISH DBS Corp., Senior Notes	7.875%	9/1/19	50,000	55,062
LIN Television Corp., Senior Subordinated Notes	6.500%	5/15/13	86,000	87,290
News America Inc., Notes	5.300%	12/15/14	864,000	985,704
News America Inc., Senior Notes	6.650%	11/15/37	20,000	22,322
Reed Elsevier Capital Inc., Notes	8.625%	1/15/19	240,000	315,645
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	560,000	746,391
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	230,000	299,817
Time Warner Cable Inc., Senior Notes	6.750%	6/15/39	150,000	172,508
Time Warner Inc., Senior Notes	4.700%	1/15/21	110,000	118,600
Time Warner Inc., Senior Notes	7.625%	4/15/31	215,000	262,453
United Business Media Ltd., Notes	5.750%	11/3/20	140,000	142,288	(b)

Total Media				4,602,360

Multiline Retail - 0.1%
Sears Holding Corp., Senior Secured Notes	6.625%	10/15/18	80,000	80,200	(b)

TOTAL CONSUMER DISCRETIONARY				5,046,066

CONSUMER STAPLES - 2.1%
Beverages - 0.8%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	340,000	386,747
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	110,000	122,195
Diageo Capital PLC, Senior Bonds	4.828%	7/15/20	620,000	694,015
PepsiCo Inc., Senior Notes	7.900%	11/1/18	300,000	402,874

Total Beverages				1,605,831

Food & Staples Retailing - 0.6%
CVS Caremark Corp., Senior Notes	6.600%	3/15/19	510,000	621,098
CVS Corp.	9.350%	1/10/23	70,000	71,490	(b)
CVS Pass-Through Trust, Secured Notes	6.943%	1/10/30	339,065	377,257

Total Food & Staples Retailing				1,069,845

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Food Products - 0.3%
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	$510,000	$572,444

Household Products - 0.1%
Reynolds Group DL Escrow Inc./Reynolds Group Escrow LLC, Senior Secured Notes	7.750%	10/15/16	210,000	223,650	(b)

Tobacco - 0.3%
Altria Group Inc., Senior Notes	8.500%	11/10/13	200,000	241,272
Altria Group Inc., Senior Notes	9.250%	8/6/19	80,000	110,016
Reynolds American Inc., Senior Notes	7.250%	6/1/12	80,000	86,349
Reynolds American Inc., Senior Secured Notes	7.625%	6/1/16	150,000	176,777

Total Tobacco				614,414

TOTAL CONSUMER STAPLES				4,086,184

ENERGY - 5.2%
Energy Equipment & Services - 0.3%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	320,000	414,553
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	135,000	142,762

Total Energy Equipment & Services				557,315

Oil, Gas & Consumable Fuels - 4.9%
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	75,000	83,436
Anadarko Petroleum Corp., Senior Notes	8.700%	3/15/19	190,000	235,582
Apache Corp., Notes	6.000%	9/15/13	290,000	328,744
Apache Corp., Senior Notes	5.100%	9/1/40	50,000	50,110
BP Capital Markets PLC, Guaranteed Notes	5.250%	11/7/13	430,000	470,679
BP Capital Markets PLC, Senior Notes	3.875%	3/10/15	140,000	148,294
Chesapeake Energy Corp., Senior Notes	6.875%	8/15/18	10,000	10,625
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	135,000	148,163
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	90,000	95,738
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.500%	5/15/15	24,000	24,900
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	100,000	105,250
ConocoPhillips, Notes	6.500%	2/1/39	380,000	468,042
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	55,000	68,937
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	140,000	156,800	(b)
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	9,000	9,674
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	240,000	258,209
El Paso Corp., Senior Subordinated Notes	7.000%	6/15/17	484,000	529,998
Energy Transfer Partners LP, Senior Notes	9.000%	4/15/19	270,000	345,078
Enterprise Products Operating LP, Senior Notes	9.750%	1/31/14	400,000	493,916
Hess Corp., Notes	8.125%	2/15/19	560,000	739,823
Hess Corp., Notes	7.875%	10/1/29	20,000	25,470
Hess Corp., Notes	7.300%	8/15/31	109,000	131,957
Kerr-McGee Corp., Notes	6.950%	7/1/24	221,000	247,961
Kerr-McGee Corp., Notes	7.875%	9/15/31	227,000	256,579
Kinder Morgan Energy Partners LP, Medium-Term Notes	6.950%	1/15/38	160,000	178,500
Kinder Morgan Energy Partners LP, Notes	6.750%	3/15/11	164,000	167,480
Kinder Morgan Energy Partners LP, Senior Notes	5.850%	9/15/12	50,000	54,105
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	21,000	24,039
Noble Energy Inc., Senior Notes	8.250%	3/1/19	290,000	377,619
Occidental Petroleum Corp., Senior Notes	7.000%	11/1/13	510,000	601,057
OPTI Canada Inc., Senior Secured Notes	7.875%	12/15/14	24,000	18,120
OPTI Canada Inc., Senior Secured Notes	8.250%	12/15/14	28,000	21,350
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	150,000	168,375
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	359,000	399,986
Petrobras International Finance Co., Senior Notes	6.125%	10/6/16	137,000	155,975
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	122,000	137,085
QEP Resources Inc., Senior Notes	6.875%	3/1/21	160,000	174,800
SandRidge Energy Inc., Senior Notes	9.875%	5/15/16	135,000	144,450	(b)
SandRidge Energy Inc., Senior Notes	8.750%	1/15/20	25,000	26,125	(b)
Shell International Finance BV, Senior Notes	4.375%	3/25/20	80,000	88,194
Shell International Finance BV, Senior Notes	6.375%	12/15/38	260,000	318,549
Tennessee Gas Pipeline Co., Debentures	7.625%	4/1/37	48,000	54,042

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Oil, Gas & Consumable Fuels - continued
Whiting Petroleum Corp., Senior Subordinated Notes	7.000%	2/1/14	$14,000	$14,963
Williams Cos. Inc., Debentures	7.500%	1/15/31	74,000	81,873
Williams Cos. Inc., Notes	7.875%	9/1/21	133,000	159,235
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	133,000	148,920
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	233,000	281,013
XTO Energy Inc., Senior Notes	7.500%	4/15/12	48,000	52,684
XTO Energy Inc., Senior Notes	6.500%	12/15/18	400,000	508,272

Total Oil, Gas & Consumable Fuels				9,790,776

TOTAL ENERGY				10,348,091

FINANCIALS - 18.4%
Capital Markets - 2.1%
Credit Suisse Guernsey Ltd., Junior Subordinated Notes	5.860%	5/15/17	158,000	155,433	(d)(e)
Goldman Sachs Capital II, Junior Subordinated Bonds	5.793%	6/1/12	20,000	17,275	(d)(e)
Goldman Sachs Group Inc., Notes	6.600%	1/15/12	40,000	42,577
Goldman Sachs Group Inc., Notes	5.450%	11/1/12	80,000	86,475
Goldman Sachs Group Inc., Notes	4.750%	7/15/13	30,000	32,304
Goldman Sachs Group Inc., Notes	5.250%	10/15/13	80,000	87,550
Goldman Sachs Group Inc., Senior Notes	5.300%	2/14/12	20,000	21,059
Goldman Sachs Group Inc., Senior Notes	3.625%	8/1/12	60,000	62,550
Goldman Sachs Group Inc., Senior Notes	6.000%	5/1/14	230,000	258,587
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	570,000	604,215
Goldman Sachs Group Inc., Senior Notes	6.000%	6/15/20	190,000	211,540
Kaupthing Bank HF, Senior Notes	5.750%	10/4/11	120,000	33,300	(a)(b)(c)
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	1,020,000	283,050	(a)(b)(c)
Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes	5.857%	5/31/12	20,000	52	(a)(d)(e)
Lehman Brothers Holdings E-Capital Trust I, Notes	6.155%	8/19/65	190,000	494	(a)(d)
Lehman Brothers Holdings Inc., Medium-Term Notes	6.750%	12/28/17	1,070,000	1,445	(a)
Morgan Stanley, Medium-Term Notes	0.739%	10/18/16	422,000	376,040	(d)
Morgan Stanley, Subordinated Notes	4.750%	4/1/14	1,410,000	1,473,207
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	280,000	293,572
UBS AG Stamford CT, Senior Notes	4.875%	8/4/20	110,000	118,166

Total Capital Markets				4,158,891

Commercial Banks - 4.8%
BAC Capital Trust XIV, Junior Subordinated Notes	5.630%	3/15/12	10,000	7,150	(d)(e)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	490,000	527,999	(b)
Barclays Bank PLC, Senior Notes	5.200%	7/10/14	240,000	267,655
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	110,000	120,562	(b)
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	230,000	245,872	(b)
Commonwealth Bank of Australia, Senior Notes	5.000%	10/15/19	100,000	108,722	(b)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	500,000	548,750	(b)(d)(e)
Dexia Credit Local, Notes	2.375%	9/23/11	170,000	171,963	(b)
Glitnir Banki HF, Notes	6.330%	7/28/11	250,000	78,750	(a)(b)(c)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	373,000	0	(a)(b)(c)(d)(f)
HSBC Finance Capital Trust IX, Junior Subordinated Notes	5.911%	11/30/35	1,200,000	1,158,000	(d)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	284,000	284,759	(b)(d)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	220,000	223,351	(b)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	546,000	64,155	(a)(b)(c)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Commercial Banks - continued
Lloyds TSB Bank PLC, Bonds	4.375%	1/12/15	$320,000	$335,820	(b)
Lloyds TSB Bank PLC, Senior Notes	2.800%	4/2/12	250,000	256,647	(b)
Lloyds TSB Bank PLC, Subordinated Notes	6.500%	9/14/20	100,000	104,513	(b)
Nordea Bank AB, Senior Notes	3.700%	11/13/14	320,000	341,244	(b)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	180,000	241,030	(b)(d)(e)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	7/30/15	214,000	212,064	(b)(d)(e)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes, Medium-Term Notes	7.640%	9/29/17	100,000	78,125	(d)(e)
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	420,000	458,923
Royal Bank of Scotland Group PLC, Senior Subordinated Notes	6.375%	2/1/11	20,000	20,227
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	11/12/13	60,000	61,182
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	230,000	233,850
Royal Bank of Scotland Group PLC, Subordinated Notes	5.050%	1/8/15	100,000	100,904
Royal Bank of Scotland PLC, Senior Notes	4.875%	3/16/15	160,000	172,419
Royal Bank of Scotland PLC, Senior Notes	3.950%	9/21/15	200,000	206,297
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	300,000	305,227	(b)
Santander US Debt SA Unipersonal, Senior Notes	3.781%	10/7/15	100,000	100,687	(b)
Shinsei Finance Cayman Ltd., Junior Subordinated Bonds	6.418%	7/20/16	301,000	209,823	(b)(d)(e)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	330,000	348,423	(b)
SunTrust Capital, Trust Preferred Securities	6.100%	12/15/36	138,000	129,435	(d)
Wachovia Corp., Subordinated Notes	5.250%	8/1/14	892,000	969,448
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	387,000	362,465
Wells Fargo Capital XV, Junior Subordinated Notes	9.750%	9/26/13	380,000	428,678	(d)(e)

Total Commercial Banks				9,485,119

Consumer Finance - 2.4%
Ally Financial Inc., Notes	2.200%	12/19/12	390,000	404,226
Ally Financial Inc., Senior Notes	7.250%	3/2/11	19,000	19,356
Ally Financial Inc., Senior Notes	6.625%	5/15/12	1,011,000	1,060,286
Ally Financial Inc., Senior Notes	7.500%	12/31/13	122,000	131,760
American Express Co., Subordinated Debentures	6.800%	9/1/66	231,000	233,599	(d)
American Express Credit Corp., Medium-Term Notes	5.875%	5/2/13	60,000	66,080
American Express Credit Corp., Senior Notes	5.125%	8/25/14	490,000	541,379
American General Finance Corp., Medium-Term Notes	6.900%	12/15/17	100,000	83,750
Caterpillar Financial Services Corp., Senior Notes	6.200%	9/30/13	410,000	470,523
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	520,000	667,134
SLM Corp., Medium-Term Notes	8.000%	3/25/20	280,000	283,478
SLM Corp., Medium-Term Notes, Senior Notes	5.000%	10/1/13	17,000	17,082
SLM Corp., Medium-Term Notes, Senior Notes	5.375%	5/15/14	577,000	579,157
SLM Corp., Medium-Term Notes, Senior Notes	5.050%	11/14/14	69,000	68,199
SLM Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	66,000	50,964

Total Consumer Finance				4,676,973

Diversified Financial Services - 5.9%
Bank of America Corp., Senior Notes	4.500%	4/1/15	280,000	291,873
Bank of America Corp., Senior Notes	7.625%	6/1/19	170,000	199,334
Bank of America Corp., Senior Notes	5.625%	7/1/20	500,000	519,434
Bank of America Corp., Subordinated Notes	5.420%	3/15/17	970,000	986,473
Boeing Capital Corp., Senior Notes	4.700%	10/27/19	130,000	145,179
Citigroup Funding Inc.	2.125%	7/12/12	440,000	452,908
Citigroup Funding Inc., Notes	2.250%	12/10/12	430,000	445,928
Citigroup Inc., Notes	6.500%	8/19/13	220,000	245,633
Citigroup Inc., Senior Notes	6.000%	12/13/13	500,000	553,443
Citigroup Inc., Senior Notes	6.375%	8/12/14	90,000	101,102
Citigroup Inc., Senior Notes	5.500%	10/15/14	110,000	120,392
Citigroup Inc., Senior Notes	6.010%	1/15/15	450,000	499,171
Citigroup Inc., Senior Notes	6.875%	3/5/38	480,000	534,301
Citigroup Inc., Subordinated Notes	5.000%	9/15/14	590,000	618,905
General Electric Capital Corp., Senior Notes	2.125%	12/21/12	1,290,000	1,335,320
General Electric Capital Corp., Senior Notes	5.500%	1/8/20	60,000	66,163
General Electric Capital Corp., Senior Notes	4.375%	9/16/20	40,000	40,429
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	1,200,000	1,384,355
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	580,000	577,825	(d)
ILFC E-Capital Trust II, Bonds	6.250%	12/21/65	110,000	88,550	(b)(d)
International Lease Finance Corp., Senior Secured Notes	6.500%	9/1/14	130,000	141,050	(b)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Diversified Financial Services - continued
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	$650,000	$711,750	(b)
JPMorgan Chase & Co., Subordinated Notes	6.625%	3/15/12	947,000	1,017,554
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	249,000	283,468
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	100,000	102,750
TNK-BP Finance SA, Senior Notes	6.625%	3/20/17	100,000	106,875	(b)

Total Diversified Financial Services				11,570,165

Insurance - 1.1%
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/37	250,000	226,875
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	60,000	63,750
American International Group Inc., Senior Notes	8.250%	8/15/18	160,000	191,800
Berkshire Hathaway Inc., Senior Notes	3.200%	2/11/15	310,000	329,857
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	608,000	598,880
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	280,000	330,188	(b)
Travelers Cos. Inc., Junior Subordinated Debentures	6.250%	3/15/37	411,000	427,999	(d)

Total Insurance				2,169,349

Thrifts & Mortgage Finance - 2.1%
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	150,000	160,179
U.S. Central Credit Union, Notes	1.250%	10/19/11	4,000,000	4,032,264

Total Thrifts & Mortgage Finance				4,192,443

TOTAL FINANCIALS				36,252,940

HEALTH CARE - 1.7%
Health Care Equipment & Supplies - 0.1%
Medtronic Inc., Senior Notes	4.450%	3/15/20	150,000	164,113

Health Care Providers & Services - 0.8%
Community Health Systems Inc., Senior Notes	8.875%	7/15/15	104,000	111,540
DaVita Inc., Senior Notes	6.625%	11/1/20	80,000	82,500
HCA Inc., Senior Notes	6.300%	10/1/12	17,000	17,637
HCA Inc., Senior Notes	6.250%	2/15/13	97,000	101,365
HCA Inc., Senior Notes	5.750%	3/15/14	174,000	177,915
HCA Inc., Senior Secured Notes	9.625%	11/15/16	37,000	40,330	(g)
Humana Inc., Senior Notes	7.200%	6/15/18	240,000	279,332
Tenet Healthcare Corp., Senior Secured Notes	9.000%	5/1/15	70,000	77,350
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	60,000	69,900
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	42,000	47,460
UnitedHealth Group Inc., Senior Notes	6.000%	2/15/18	310,000	360,544
WellPoint Inc., Notes	5.875%	6/15/17	20,000	23,122
WellPoint Inc., Notes	7.000%	2/15/19	140,000	170,625

Total Health Care Providers & Services				1,559,620

Pharmaceuticals - 0.8%
Abbott Laboratories, Senior Notes	5.125%	4/1/19	570,000	654,187
Pfizer Inc., Senior Notes	6.200%	3/15/19	380,000	466,685
Roche Holdings Inc., Senior Notes	6.000%	3/1/19	220,000	265,872	(b)
Wyeth, Notes	5.950%	4/1/37	263,000	302,152

Total Pharmaceuticals				1,688,896

TOTAL HEALTH CARE				3,412,629

INDUSTRIALS - 1.6%
Aerospace & Defense - 0.3%
Boeing Co., Senior Notes	6.000%	3/15/19	170,000	204,206
Boeing Co., Senior Notes	4.875%	2/15/20	80,000	90,857
L-3 Communications Corp., Senior Subordinated Notes	6.375%	10/15/15	100,000	103,500
Raytheon Co., Senior Notes	3.125%	10/15/20	110,000	108,149

Total Aerospace & Defense				506,712

Airlines - 0.4%
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	360,000	376,650	(b)
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	162,512	175,512

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Airlines - continued
United Airlines, Pass-Through Trust, Secured Notes	9.750%	1/15/17	$123,724	$145,376

Total Airlines				697,538

Commercial Services & Supplies - 0.2%
Allied Waste North America Inc., Senior Notes	6.875%	6/1/17	60,000	66,163
Waste Management Inc., Senior Notes	6.375%	11/15/12	353,000	389,540

Total Commercial Services & Supplies				455,703

Industrial Conglomerates - 0.6%
Tyco International Group SA, Notes	6.000%	11/15/13	1,090,000	1,237,417

Road & Rail - 0.1%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	81,000	98,314
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	168,000	186,900

Total Road & Rail				285,214

TOTAL INDUSTRIALS				3,182,584

INFORMATION TECHNOLOGY - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	15,000	14,719
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	40,000	46,585

TOTAL INFORMATION TECHNOLOGY				61,304

MATERIALS - 1.8%
Chemicals - 0.3%
CF Industries Inc., Senior Notes	6.875%	5/1/18	170,000	194,225
CF Industries Inc., Senior Notes	7.125%	5/1/20	120,000	139,500
FMC Finance III SA, Senior Notes	6.875%	7/15/17	220,000	239,525

Total Chemicals				573,250

Containers & Packaging - 0.1%
Ball Corp., Senior Notes	6.750%	9/15/20	160,000	176,800

Metals & Mining - 1.4%
Alcoa Inc., Notes	6.000%	7/15/13	20,000	21,861
Barrick Gold Corp., Senior Notes	6.950%	4/1/19	140,000	178,691
BHP Billiton Finance USA Ltd., Senior Notes	6.500%	4/1/19	460,000	571,301
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	138,000	156,309
Rio Tinto Finance USA Ltd., Notes	6.500%	7/15/18	380,000	467,599
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	370,000	521,791
Steel Dynamics Inc., Senior Notes	7.375%	11/1/12	25,000	26,844
Steel Dynamics Inc., Senior Notes	6.750%	4/1/15	76,000	79,135
Steel Dynamics Inc., Senior Notes	7.625%	3/15/20	60,000	64,650	(b)
Teck Resources Ltd., Senior Secured Notes	9.750%	5/15/14	5,000	6,231
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	9,000	11,127
Vale Overseas Ltd., Notes	6.875%	11/21/36	308,000	351,744
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	230,000	247,664	(b)

Total Metals & Mining				2,704,947

TOTAL MATERIALS				3,454,997

TELECOMMUNICATION SERVICES - 3.0%
Diversified Telecommunication Services - 2.4%
AT&T Inc.	6.300%	1/15/38	80,000	88,340
AT&T Inc., Global Notes	5.500%	2/1/18	320,000	373,109
AT&T Inc., Global Notes	6.550%	2/15/39	350,000	400,057
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	391,000	455,820
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	167,000	179,108
Qwest Corp., Senior Notes	7.500%	10/1/14	190,000	218,025
Telecom Italia Capital, Senior Notes	5.250%	10/1/15	989,000	1,088,605
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	330,000	362,323
Verizon Florida Inc., Senior Notes	6.125%	1/15/13	1,179,000	1,295,784
Verizon New York Inc., Senior Debentures	6.875%	4/1/12	104,000	112,212
Windstream Corp., Senior Notes	8.625%	8/1/16	90,000	96,075

Total Diversified Telecommunication Services				4,669,458

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Wireless Telecommunication Services - 0.6%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	$140,000	$159,440
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	100,000	109,799
Cellco Partnership/Verizon Wireless Capital LLC, Senior Notes	8.500%	11/15/18	30,000	41,136
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	135,000	146,137
Rogers Cable Inc., Senior Secured Second Priority Notes	6.250%	6/15/13	35,000	39,464
Rogers Communications Inc., Senior Notes	6.800%	8/15/18	80,000	99,955
Sprint Capital Corp., Global Notes	6.900%	5/1/19	30,000	30,825
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	498,000	534,727
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	1,000	1,103

Total Wireless Telecommunication Services				1,162,586

TOTAL TELECOMMUNICATION SERVICES				5,832,044

UTILITIES - 2.2%
Electric Utilities - 0.8%
Duke Energy Corp., Senior Notes	5.625%	11/30/12	181,000	198,687
Exelon Corp., Bonds	5.625%	6/15/35	436,000	428,726
FirstEnergy Corp., Notes	6.450%	11/15/11	10,000	10,451
FirstEnergy Corp., Notes	7.375%	11/15/31	562,000	606,303
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	160,000	180,066
Pacific Gas & Electric Co., Senior Notes	8.250%	10/15/18	180,000	242,619

Total Electric Utilities				1,666,852

Gas Utilities - 0.2%
El Paso Performance-Linked Trust Certificates, Senior Notes	7.750%	7/15/11	384,000	399,530	(b)
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	3,000	3,474

Total Gas Utilities				403,004

Independent Power Producers & Energy Traders - 0.9%
AES Corp., Senior Notes	8.875%	2/15/11	18,000	18,293
AES Corp., Senior Notes	7.750%	3/1/14	12,000	13,170
AES Corp., Senior Notes	7.750%	10/15/15	100,000	110,000
AES Corp., Senior Notes	8.000%	6/1/20	670,000	755,425
Calpine Construction Finance Co. LP and CCFC
Finance Corp., Senior Secured Notes	8.000%	6/1/16	155,000	168,562	(b)
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	200,000	205,750	(b)
Edison Mission Energy, Senior Notes	7.625%	5/15/27	11,000	7,453
Energy Future Holdings Corp., Senior Notes	5.550%	11/15/14	159,000	102,157
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	12,551	8,158	(g)
Energy Future Holdings Corp., Senior Notes	6.500%	11/15/24	35,000	14,000
Energy Future Holdings Corp., Senior Notes	6.550%	11/15/34	327,000	129,165
Energy Future Intermediate Holding Co. LLC/EFIH
Finance Inc., Senior Secured Notes	10.000%	12/1/20	27,000	28,415
NRG Energy Inc., Senior Notes	7.375%	2/1/16	75,000	78,281
NRG Energy Inc., Senior Notes	7.375%	1/15/17	45,000	47,025

Total Independent Power Producers & Energy Traders				1,685,854

Multi-Utilities - 0.3%
Dominion Resources Inc., Senior Notes	5.700%	9/17/12	415,000	451,789
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	90,000	121,618

Total Multi-Utilities				573,407

TOTAL UTILITIES				4,329,117

TOTAL CORPORATE BONDS & NOTES (Cost - $73,241,489)				76,005,956

ASSET-BACKED SECURITIES - 3.9%
FINANCIALS - 3.9%
Automobiles - 0.3%
AESOP Funding II LLC, 2010-3A A	4.640%	5/20/16	160,000	171,199	(b)
AESOP Funding II LLC, 2010-5A A	3.150%	3/20/17	100,000	99,875	(b)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	330,000	365,857	(b)

Total Automobiles				636,931

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Home Equity - 2.7%
Ameriquest Mortgage Securities Inc., 2004-R2 A1A	0.601%	4/25/34	$193,321	$165,524	(d)
Asset Backed Securities Corp. Home Equity, 2003-HE7 M1	1.231%	12/15/33	150,995	137,109	(d)
Bear Stearns Asset Backed Securities Trust, 2004-SD3 A3	0.826%	9/25/34	130,000	115,625	(d)
CDC Mortgage Capital Trust, 2004-HE3 M1	1.171%	11/25/34	235,315	186,828	(d)
CIT Group Home Equity Loan Trust, 2003-1 A4	3.930%	3/20/32	777,899	781,807
Countrywide Asset-Backed Certificates, 2007-SD1 A1	0.706%	3/25/47	715,227	427,675	(b)(d)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.407%	11/15/36	103,239	79,961	(d)
EMC Mortgage Loan Trust, 2004-B A1	0.706%	1/25/41	13,553	13,535	(b)(d)
First Franklin Mortgage Loan Asset-Backed Certificates, 2004-FF3 M1	1.081%	5/25/34	113,177	96,344	(d)
GMAC Mortgage Corp. Loan Trust, 2006-HE1 A	0.466%	11/25/36	212,267	93,775	(d)
GSRPM Mortgage Loan Trust, 2007-1 A	0.656%	10/25/46	219,691	124,244	(b)(d)
Novastar Home Equity Loan, 2003-3 A2C	0.786%	12/25/33	209,540	189,810	(d)
Option One Mortgage Loan Trust, 2003-1 A2	1.096%	2/25/33	65,845	54,355	(d)
RAAC Series, 2006-RP4 A	0.546%	1/25/46	99,964	70,802	(b)(d)
RAAC Series, 2007-RP3 A	0.636%	10/25/46	234,623	145,123	(b)(d)
Renaissance Home Equity Loan Trust, 2003-1 A	1.116%	6/25/33	52,166	46,302	(d)
Renaissance Home Equity Loan Trust, 2003-3 A	0.756%	12/25/33	308,631	267,847	(d)
Residential Asset Mortgage Products Inc., 2003-RS7 MII1	1.381%	8/25/33	102,672	77,436	(d)
SACO I Trust, 2005-2 A	0.456%	4/25/35	35,087	13,864	(b)(d)
Saxon Asset Securities Trust, 2003-3 M1	0.906%	12/25/33	99,812	85,958	(d)
Saxon Asset Securities Trust, 2005-1 M1	0.716%	5/25/35	183,262	160,794	(d)
Structured Asset Securities Corp., 2005-7XS 1A2B	5.270%	4/25/35	1,980,774	1,871,573

Total Home Equity				5,206,291

Student Loan - 0.9%
Education Funding Capital Trust, 2004-1 A5	1.450%	6/15/43	100,000	92,165	(d)(f)
Kentucky Higher Education Student Loan Corp., 2010-1 A2	1.450%	5/1/34	150,000	149,449	(d)
Keycorp Student Loan Trust, 2003-A 1A2	0.548%	10/25/32	256,956	250,449	(d)
Nelnet Student Loan Corp., 2004-2A A5B	1.090%	2/25/39	400,000	364,000	(d)(f)
Nelnet Student Loan Trust, 2008-4 A4	1.768%	4/25/24	300,000	308,725	(d)
Pennsylvania Higher Education Assistance Agency, 2005-1 B1	2.470%	4/25/45	500,000	383,750	(d)(f)
SLM Student Loan Trust, 2003-11 A6	0.582%	12/15/25	300,000	278,715	(b)(d)(f)

Total Student Loan				1,827,253

TOTAL ASSET-BACKED SECURITIES (Cost - $8,119,112)				7,670,475

COLLATERALIZED MORTGAGE OBLIGATIONS - 11.3%
American Home Mortgage Assets, 2006-2 2A1	0.446%	9/25/46	139,229	73,981	(d)
Banc of America Commercial Mortgage Inc., 2007-5 A3	5.620%	2/10/51	60,000	63,775
Banc of America Funding Corp., 2004-B 3A2	3.454%	12/20/34	213,671	141,321	(d)
Banc of America Mortgage Securities Inc., 2004-K 4A1	5.228%	12/25/34	260,838	250,572	(d)
Bayview Commercial Asset Trust, 2006-1A A1	0.526%	4/25/36	1,705,208	1,332,065	(b)(d)
Bear Stearns Commercial Mortgage Securities, 2007-PW15 A4	5.331%	2/11/44	250,000	260,749
Countrywide Alternative Loan Trust, 2003-20CB 1A1	5.500%	10/25/33	125,293	131,215
Countrywide Alternative Loan Trust, 2004-14T2 A6	5.500%	8/25/34	1,419,515	1,433,034
Countrywide Alternative Loan Trust, 2006-0A1 2A1	0.466%	3/20/46	96,172	52,121	(d)
Countrywide Alternative Loan Trust, 2006-OA17 1A1A	0.451%	12/20/46	790,370	388,571	(d)
Credit Suisse Mortgage Capital Certificates, 2007-C1 A3	5.383%	2/15/40	190,000	191,933
Deutsche Mortgage Securities Inc., 2004-4 7AR2	0.706%	6/25/34	211,196	173,320	(d)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Federal Home Loan Mortgage Corp. (FHLMC), 3738 BP	4.000%	12/15/38	$100,000	$102,898	(f)
First Horizon Alternative Mortgage Securities, 2006-FA8 1A8	0.626%	2/25/37	290,313	160,375	(d)
GE Capital Commercial Mortgage Corp., 2007-C1 A4	5.543%	12/10/49	200,000	207,649
Government National Mortgage Association (GNMA), 2005-13 SD	6.544%	2/20/35	177,654	27,919	(d)
Government National Mortgage Association (GNMA), 2005-81 SD	6.044%	12/20/34	252,470	25,970	(d)
Government National Mortgage Association (GNMA), 2006-47 SA	0.000%	8/16/36	543,997	88,767	(d)
Government National Mortgage Association (GNMA), 2009-61 WQ	5.994%	11/16/35	344,905	54,827	(d)
Government National Mortgage Association (GNMA), 2010-87 SK	6.244%	7/16/40	473,427	76,013	(d)
Greenpoint Mortgage Funding Trust, 2006-AR4 A1A	0.356%	9/25/46	157,058	153,640	(d)
Greenpoint Mortgage Funding Trust, 2007-AR1 1A1A	0.336%	2/25/47	779,774	591,800	(d)
Greenpoint Mortgage Funding Trust, 2007-AR2 1A1	0.386%	4/25/47	439,351	333,386	(d)
Greenwich Capital Commercial Funding Corp., 2007-GG11 A4	5.736%	12/10/49	270,000	285,414
GS Mortgage Securities Trust, 2007-GG10 A4	5.808%	8/10/45	900,000	954,789	(d)
GSMPS Mortgage Loan Trust, 2005-RP2 1AF	0.606%	3/25/35	146,771	121,535	(b)(d)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.606%	9/25/35	438,475	364,432	(b)(d)
Harborview Mortgage Loan Trust, 2006-7 2A1A	0.456%	9/19/46	946,609	541,296	(d)
Harborview Mortgage Loan Trust, 2007-4 2A1	0.476%	7/19/47	764,635	467,650	(d)
IMPAC Secured Assets Corp., 2005-1 5A1	0.526%	7/25/35	47,774	28,241	(d)
IMPAC Secured Assets Corp., 2006-1 1A2B	0.456%	5/25/36	234,226	101,430	(d)
Indymac Index Mortgage Loan Trust, 2007-AR15 2A1	5.307%	8/25/37	812,707	512,886	(d)
JPMorgan Chase Commercial Mortgage Securities Corp., 2007-LD12 A4	5.882%	2/15/51	260,000	278,423	(d)
JPMorgan Chase Commercial Mortgage Securities Corp., 2007-LDPX A3	5.420%	1/15/49	550,000	576,880
LB-UBS Commercial Mortgage Trust, 2005-C3 A5	4.739%	7/15/30	1,500,000	1,627,495
LB-UBS Commercial Mortgage Trust, 2007-C6 A4	5.858%	7/15/40	210,000	223,729	(d)
LB-UBS Commercial Mortgage Trust, 2007-C7 A3	5.866%	9/15/45	280,000	300,420	(d)
Lehman XS Trust, 2007-8H A1	0.386%	6/25/37	725,927	331,712	(d)
MASTR Adjustable Rate Mortgages Trust, 2004-6 5A1	2.859%	7/25/34	741,010	672,914	(d)
MASTR Adjustable Rate Mortgages Trust, 2005-1 7A1	2.873%	2/25/35	295,899	252,848	(d)
MASTR Alternative Loans Trust, PAC, 2003-7 7A1	0.656%	11/25/33	95,593	92,885	(d)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	242,887	248,662	(b)
MASTR Reperforming Loan Trust, 2005-2 1A1F	0.606%	5/25/35	226,010	186,411	(b)(d)
Merrill Lynch Mortgage Investors Inc., 2005-A2 A4	2.799%	2/25/35	556,381	561,169	(d)
Merrill Lynch Mortgage Trust, 2006-C1 A4	5.655%	5/12/39	1,043,863	1,146,694	(d)
Merrill Lynch Mortgage Trust, 2007-C1 A4	5.826%	6/12/50	80,000	85,250	(d)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-5 A4	5.378%	8/12/48	90,000	92,171
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-6 A4	5.485%	3/12/51	300,000	309,161	(d)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-8 A3	5.965%	8/12/49	20,000	21,833	(d)
Morgan Stanley Capital I, 2007-HQ13 A3	5.569%	12/15/44	10,000	10,378
Morgan Stanley Capital I, 2007-IQ15 A4	5.880%	6/11/49	230,000	245,171	(d)
Mortgage IT Trust, 2005-3 A1	0.556%	8/25/35	154,061	116,012	(d)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Mortgage IT Trust, 2005-2 1A1	0.516%	5/25/35	$83,553	$67,659	(d)
Nomura Asset Acceptance Corp., 2005-AP2 A5	4.976%	5/25/35	598,620	421,558
RBSGC Mortgage Pass-Through Certificates, 2007-B 1A4	0.706%	1/25/37	463,375	282,733	(d)
RBSSP Resecuritization Trust, 2010-3 4A1	3.538%	12/26/35	186,638	185,705	(b)(d)
Residential Accredit Loans Inc., 2006-QO7 3A2	0.461%	9/25/46	500,000	206,999	(d)
Residential Asset Mortgage Products Inc., 2005-SL1 A7	8.000%	5/25/32	310,216	293,477
Residential Asset Securitization Trust, PAC, 2004-A2 1A3	0.656%	5/25/34	99,893	89,887	(d)
Sequoia Mortgage Trust, 2007-3 1A1	0.456%	7/20/36	568,829	459,870	(d)
Structured ARM Loan Trust, 2004-8 1A1	2.653%	7/25/34	5,564	4,462	(d)
Structured ARM Loan Trust, 2004-9XS A	0.626%	7/25/34	128,520	107,342	(d)
Structured Asset Securities Corp., 2002-9 A2	0.556%	10/25/27	112,401	99,288	(d)
Structured Asset Securities Corp., 2005-RF1 A	0.606%	3/25/35	110,042	91,007	(b)(d)
WaMu Mortgage Pass-Through Certificates, 2002-AR19 A6	2.741%	2/25/33	145,179	141,583	(d)
WaMu Mortgage Pass-Through Certificates, 2003-AR9 1A7	2.709%	9/25/33	58,790	56,792	(d)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2004-AR13 A1A	0.610%	11/25/34	196,781	168,535	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR11 A1A	0.576%	8/25/45	782,764	660,685	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-0A5 1A	1.120%	6/25/47	53,972	34,498	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-HY4 4A1	5.467%	9/25/36	470,717	391,685	(d)
Wells Fargo Mortgage Backed Securities Trust, 2004-Y 1A2	2.895%	11/25/34	198,800	198,148	(d)
Wells Fargo Mortgage Backed Securities Trust, 2005-AR4 2A2	2.953%	4/25/35	765,928	737,870	(d)
Wells Fargo Mortgage Loan Trust, 2010-RR4 2A1	3.148%	8/27/35	474,761	457,057	(b)(d)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $24,781,297)				22,230,632

COLLATERALIZED SENIOR LOANS - 0.2%
INFORMATION TECHNOLOGY - 0.2%
IT Services - 0.2%
First Data Corp., Term Loan B2 (Cost-$409,744)	3.005 - 3.006%	9/24/14	419,307	377,663	(h)

MORTGAGE-BACKED SECURITIES - 29.6%
FHLMC - 3.5%
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	11/10/25	100,000	102,953	(i)
Federal Home Loan Mortgage Corp. (FHLMC)	5.138%	1/1/36	355,514	370,868	(d)
Federal Home Loan Mortgage Corp. (FHLMC)	5.784%	2/1/37	81,196	86,414	(d)
Federal Home Loan Mortgage Corp. (FHLMC)	6.177%	2/1/37	87,671	93,213	(d)
Federal Home Loan Mortgage Corp. (FHLMC)	5.757%	5/1/37	176,828	188,354	(d)
Federal Home Loan Mortgage Corp. (FHLMC)	5.848%	5/1/37	188,570	200,440	(d)
Federal Home Loan Mortgage Corp. (FHLMC)	5.500%	11/10/40	4,100,000	4,392,765	(i)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	5/1/13-11/1/35	156,135	168,542
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	9/1/14-1/1/32	495,950	550,420
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.000%	3/1/17	728,603	787,588

Total FHLMC				6,941,557

FNMA - 17.7%
Federal National Mortgage Association (FNMA)	6.500%	2/1/14-6/1/15	5,259	5,767
Federal National Mortgage Association (FNMA)	6.000%	6/1/32-7/1/37	8,138,732	8,954,247
Federal National Mortgage Association (FNMA)	5.000%	6/1/35-2/1/36	2,866,930	3,004,599
Federal National Mortgage Association (FNMA)	5.500%	11/1/36-1/1/37	381,963	411,420
Federal National Mortgage Association (FNMA)	5.768%	8/1/37	520,970	555,387	(d)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
FNMA - continued
Federal National Mortgage Association (FNMA)	3.500%	11/10/40-11/16/40	$10,200,000	$10,468,591	(i)
Federal National Mortgage Association (FNMA)	5.500%	11/10/40-11/13/40	3,100,000	3,326,001	(i)
Federal National Mortgage Association (FNMA)	6.000%	11/10/40-12/13/40	7,600,000	8,230,846	(i)

Total FNMA				34,956,858

GNMA - 8.4%
Government National Mortgage Association (GNMA)	8.500%	11/15/27	4,891	5,941
Government National Mortgage Association (GNMA)	6.000%	7/15/29-2/15/37	1,956,848	2,154,585
Government National Mortgage Association (GNMA)	6.500%	9/15/36-10/15/36	192,280	214,731
Government National Mortgage Association (GNMA)	5.000%	7/20/40-9/20/40	1,591,915	1,714,568
Government National Mortgage Association (GNMA)	4.000%	11/18/40-12/20/40	5,500,000	5,712,187	(i)
Government National Mortgage Association (GNMA)	4.500%	11/18/40	700,000	743,965	(i)
Government National Mortgage Association (GNMA)	5.500%	11/18/40	1,200,000	1,299,943	(i)
Government National Mortgage Association (GNMA)	6.000%	11/18/40	2,600,000	2,849,044	(i)
Government National Mortgage Association (GNMA)	3.500%	12/20/40	1,800,000	1,819,125	(i)

Total GNMA				16,514,089

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $56,763,652)				58,412,504

MUNICIPAL BONDS - 1.0%
California - 0.1%
California State, GO, Build America Bonds	7.300%	10/1/39	190,000	194,463

Georgia - 0.1%
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	120,000	123,383
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	70,000	71,461

Total Georgia				194,844

Pennsylvania - 0.6%
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	0.985%	6/1/47	1,400,000	1,239,000	(d)(f)

Texas - 0.2%
North Texas Higher Education Authority Inc., Student Loan Revenue	1.190%	7/1/30	375,000	368,370	(d)

TOTAL MUNICIPAL BONDS (Cost - $1,995,916)				1,996,677

SOVEREIGN BONDS - 0.2%
Mexico - 0.1%
United Mexican States, Medium-Term Notes	6.750%	9/27/34	216,000	267,840
United Mexican States, Medium-Term Notes	6.050%	1/11/40	78,000	90,090

Total Mexico				357,930

Russia - 0.1%
RSHB Capital, Loan Participation Notes, Senior
Secured Bonds	6.299%	5/15/17	122,000	129,320	(b)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	8,950	10,762	(b)

Total Russia				140,082

Uruguay - 0.0%
Republic of Uruguay, Benchmark Bonds	7.875%	1/15/33	1	1	(g)

TOTAL SOVEREIGN BONDS (Cost - $452,210)				498,013

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 16.5%
U.S. Government Agencies - 3.6%
Farmer Mac, Guaranteed Trust	5.125%	4/19/17	$691,000	$781,666	(b)
Federal Home Loan Bank (FHLB), Bonds	1.500%	1/16/13	250,000	255,857
Federal Home Loan Bank (FHLB), Global Bonds	5.500%	7/15/36	345,000	409,476
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	125,000	167,742
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	1,350,000	899,826
Federal National Mortgage Association (FNMA), Notes	3.875%	7/12/13	150,000	163,455
Federal National Mortgage Association (FNMA), Senior Notes	4.375%	10/15/15	550,000	628,676
Federal National Mortgage Association (FNMA), Senior Notes	5.625%	7/15/37	120,000	145,051
Federal National Mortgage Association (FNMA), Subordinated Notes	5.250%	8/1/12	500,000	538,438
Federal National Mortgage Association (FNMA), Subordinated Notes	4.625%	5/1/13	460,000	499,056
Financing Corp. (FICO) Strip, Bonds	0.000%	11/2/18	270,000	218,673
Financing Corp. (FICO) Strip, Debentures	0.000%	2/8/18	80,000	67,177
Financing Corp. (FICO) Strip, Debentures	0.000%	5/11/18	290,000	240,679
Financing Corp. (FICO) Strip, Debentures	0.000%	8/3/18	470,000	385,600
Financing Corp. (FICO) Strip, Debentures	0.000%	3/7/19	240,000	190,508
Financing Corp. (FICO) Strip, Debentures	0.000%	6/6/19	40,000	31,293
Financing Corp. (FICO) Strip, Notes	0.000%	4/6/18	230,000	191,740
Financing Corp. (FICO) Strip, Notes	0.000%	8/3/18	280,000	229,719
Financing Corp. (FICO) Strip, Notes	0.000%	9/26/19	20,000	15,375
Tennessee Valley Authority, Bonds	5.980%	4/1/36	733,000	898,524
Tennessee Valley Authority, Notes	5.250%	9/15/39	180,000	203,203

Total U.S. Government Agencies				7,161,734

U.S. Government Obligations - 12.9%
U.S. Treasury Bonds	4.375%	11/15/39	4,960,000	5,282,400
U.S. Treasury Bonds	4.375%	5/15/40	2,470,000	2,631,333
U.S. Treasury Bonds	3.875%	8/15/40	1,890,000	1,850,132
U.S. Treasury Notes	0.750%	9/15/13	1,900,000	1,915,289
U.S. Treasury Notes	1.250%	9/30/15	520,000	522,519
U.S. Treasury Notes	1.875%	9/30/17	870,000	869,864
U.S. Treasury Notes	3.500%	5/15/20	4,030,000	4,347,068
U.S. Treasury Notes	2.625%	8/15/20	950,000	951,039
U.S. Treasury Strip Principal (STRIPS)	0.000%	11/15/24	5,570,000	3,393,055
U.S. Treasury Strip Principal (STRIPS)	0.000%	2/15/25	5,950,000	3,577,087

Total U.S. Government Obligations				25,339,786

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $30,435,368)				32,501,520

U.S. TREASURY INFLATION PROTECTED SECURITIES - 2.5%
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	71,492	81,898
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/27	540,168	649,847	(j)
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	1,281,697	1,421,181
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	874,431	1,078,487
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	1,208,416	1,753,431

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $4,201,373)				4,984,844

SHARES
COMMON STOCKS - 0.0%
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
SemGroup Corp., Class A Shares (Cost-$4,298)	139	3,239	*

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2010

SECURITY	RATE		SHARES	VALUE
PREFERRED STOCKS - 0.3%
FINANCIALS - 0.3%
Diversified Financial Services - 0.3%
Citigroup Capital XII	8.500%		10,850	$286,114	(d)
Citigroup Capital XIII, Junior Subordinated Notes	7.875%		9,575	253,738	(d)

TOTAL PREFERRED STOCKS (Cost - $516,244)				539,852

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS - 0.0%
Eurodollar Mid Curve 1-Year Futures, Put @ $99.25 (Cost - $3,886)		3/11/11	11	2,612

			WARRANTS
WARRANTS - 0.0%
SemGroup Corp. (Cost - $0)		11/30/14	147	901	*

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $200,924,589)				205,224,888

		MATURITY DATE	FACE AMOUNT
SHORT-TERM INVESTMENTS - 12.6%
U.S. Government Agencies - 3.4%
Federal National Mortgage Association (FNMA), Discount Notes	0.145%	12/20/10	1,500,000	1,499,704	(k)
Federal National Mortgage Association (FNMA), Discount Notes	0.235%	4/25/11	300,000	299,752	(k)
Federal National Mortgage Association (FNMA), Discount Notes	0.250%	5/9/11	4,900,000	4,895,370	(k)

Total U.S. Government Agencies (Cost - $6,692,930)				6,694,826

U.S. Government Obligations - 4.1%
U.S. Treasury Bills (Cost - $8,109,322)	0.177%	11/18/10	8,110,000	8,109,322	(k)

Repurchase Agreements - 5.1%
Morgan Stanley tri-party repurchase agreement dated 10/29/10; Proceeds at maturity - $10,021,159; (Fully collateralized by U.S. government agency obligations, 1.250% due 8/16/13; Market value - $10,222,069) (Cost - $10,021,000)	0.190%	11/1/10	10,021,000	10,021,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $24,823,252)				24,825,148

TOTAL INVESTMENTS - 116.7% (Cost - $225,747,841#)				230,050,036
Liabilities in Excess of Other Assets - (16.7)%				(32,977,393)

TOTAL NET ASSETS - 100.0%				$197,072,643

*	Non-income producing security.

(a)	The coupon payment on these securities is currently in default as of October 31, 2010.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	Illiquid security.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2010.

(e)	Security has no maturity date. The date shown represents the next call date.

(f)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Trustees (See Note 1).

(g)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(h)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(i)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(j)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(k)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2010

GO	— General Obligation
PAC	— Planned Amortization Class
STRIPS	— Separate Trading of Registered Interest and Principal Securities

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
Eurodollar Futures, Call	3/14/11	$98.75	14	$31,588
Eurodollar Futures, Call	3/14/11	98.88	13	25,350
Eurodollar Futures, Call	3/14/11	99.63	11	2,613
Eurodollar Futures, Put	3/14/11	99.63	11	2,337
Eurodollar Futures, Put	3/14/11	98.88	13	650
Eurodollar Futures, Put	3/14/11	98.75	14	612
Eurodollar Mid Curve 1-Year Futures, Put	3/11/11	99.00	11	1,512
U.S. Treasury 5-Year Notes Futures, Call	11/26/10	120.00	6	9,938
U.S. Treasury 10-Year Notes Futures, Call	11/26/10	127.00	6	4,031
U.S. Treasury 10-Year Notes Futures, Call	2/18/11	129.00	10	4,030
U.S. Treasury 10-Year Notes Futures, Put	11/26/10	120.00	15	234
U.S. Treasury 10-Year Notes Futures, Put	2/18/11	122.50	12	9,000
U.S. Treasury 10-Year Notes Futures, Put	2/18/11	121.00	10	5,593
U.S. Treasury 30-Year Bonds Futures, Put	11/26/10	128.00	10	8,750

TOTAL WRITTEN OPTIONS (Premiums received - $105,102)				$106,238

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Legg Mason Western Asset Core Plus Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes	—	$76,005,956	$0	*	$76,005,956
Asset-backed securities	—	6,922,725	747,750		7,670,475
Collateralized mortgage obligations	—	22,127,734	102,898		22,230,632
Collateralized senior loans	—	377,663	—		377,663
Mortgage-backed securities	—	58,412,504	—		58,412,504
Municipal bonds		757,677	1,239,000		1,996,677

Notes to Schedule of Investments (unaudited) (cont’d)

Sovereign bonds	—	498,013	—	498,013
U.S. government & agency obligations	—	32,501,520	—	32,501,520
U.S. treasury inflation protected securities	—	4,984,844	—	4,984,844
Common stocks	$3,239	—	—	3,239
Preferred stocks	539,852	—	—	539,852
Purchased options	2,612	—	—	2,612
Warrants	—	901		901

Total long-term investments	$545,703	$202,589,537	$2,089,648	$205,224,888

Short-term investments†	—	24,825,148	—	24,825,148

Total investments	$545,703	$227,414,685	$2,089,648	$230,050,036

Other financial instruments:
Futures contracts	$84,682	—	—	$84,682
Forward foreign currency contracts	—	$(362,232)	—	(362,232)
Written options	(106,238)	—	—	(106,238)
Interest rate swaps	—	(595,340)	—	(595,340)
Total return swaps	—	17,338	—	17,338
Credit default swaps on credit indices - sell protection‡	—	(24,893)	—	(24,893)
Credit default swaps on credit indices - buy protection‡	—	238,700	—	238,700

Total other financial instruments	$(21,556)	$(726,427)	—	$(747,983)

Total	$524,147	$226,688,258	$2,089,648	$229,302,053

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

*	Value is less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	ASSET- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	MUNICIPAL BONDS	TOTAL
Balance as of July 31, 2010	$1,399	$360,000	—	$1,239,000	$1,600,399
Accrued premiums/discounts	—	471	—	957	1,428
Realized gain(loss)	—	—	—	—	—
Change in unrealized appreciation (depreciation) (1)	(1,399)	3,529	—	(957)	1,173
Net purchases (sales)	—	383,750	$102,898	—	486,648
Transfers in to Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—

Balance as of October 31, 2010	$0 *	$747,750	$102,898	$1,239,000	$2,089,648

Net change in unrealized appreciation (depreciation) for investments in securities still held at October 31, 2010 (1)	$(1,399)	$3,529	—	$(957)	$1,173

*	Value is less than $1.

(1)

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian,

Notes to Schedule of Investments (unaudited) (cont’d)

acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures Contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward Foreign Currency Contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

Notes to Schedule of Investments (unaudited) (cont’d)

Credit Default Swaps

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest Rate Swaps

The Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total Return Swaps

The Fund may enter into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

Notes to Schedule of Investments (unaudited) (cont’d)

(g) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(h) Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(i) Inflation-Indexed Bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(j) Stripped Securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(k) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(l) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Notes to Schedule of Investments (unaudited) (cont’d)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(m) Credit and Market Risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(n) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At October 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$12,226,894
Gross unrealized depreciation	(7,924,699)

Net unrealized appreciation	$4,302,195

At October 31, 2010, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
90-Day Eurodollar	12	12/11	$2,975,439	$2,983,950	$8,511
90-Day Eurodollar	12	3/12	2,977,089	2,981,400	4,311
U.S. Treasury 2-Year Notes	37	12/10	8,109,120	8,139,422	30,302
U.S. Treasury 10-Year Notes	33	12/10	4,165,670	4,167,281	1,611
Ultra Long Term U.S. Treasury Bonds	13	12/10	1,860,316	1,752,969	(107,347)

					$(62,612)

Contracts to Sell:
90-Day Eurodollar	9	6/11	2,221,733	2,241,000	(19,267)
90-Day Eurodollar	12	12/12	2,954,661	2,969,850	(15,189)
90-Day Eurodollar	12	3/13	2,958,711	2,964,600	(5,889)
U.S. Treasury 30-Year Bonds	79	12/10	10,547,626	10,344,062	203,564
U.S. Treasury 5-Year Notes	126	12/10	15,302,919	15,318,844	(15,925)

					$147,294

Net unrealized gain on open futures contracts					$84,682

At October 31, 2010, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Euro	Citibank N.A.	1,743,629	$2,426,156	11/24/10	$6,156
Japanese Yen	Goldman Sachs	84,542,629	1,050,791	11/24/10	49,706

					55,862

Contracts to Sell:
Euro	Citibank N.A.	3,660,000	5,092,673	11/24/10	(283,598)

Notes to Schedule of Investments (unaudited) (cont’d)

Japanese Yen	Goldman Sachs	88,578,080	1,100,948	11/24/10	(64,631)
Japanese Yen	Citibank N.A.	83,330,000	1,035,719	11/24/10	(69,865)

					(418,094)

Net unrealized loss on open forward foreign currency contracts					$(362,232)

During the period ended October 31, 2010, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding July 31, 2010	164	$90,058
Options written	187	102,339
Options closed	(75)	(47,297)
Options exercised	(40)	(26,495)
Options expired	(80)	(13,503)

Written options, outstanding October 31, 2010	156	$105,102

At October 31, 2010, the Fund held TBA securities with a total cost of $38,893,742.

At October 31, 2010, the Fund held the following swap contracts:

INTEREST RATE SWAPS

SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND‡	PAYMENTS RECEIVED BY THE FUND‡	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED (DEPRECIATION)

Barclays Capital Inc.	$470,000	2/15/25	zero coupon	3-Month LIBOR	—	$(46,781	)*
Barclays Capital Inc.	600,000	2/15/25	zero coupon	3-Month LIBOR	—	(62,788	)*
Morgan Stanley & Co. Inc.	1,160,000	2/15/25	zero coupon	3-Month LIBOR	—	(118,392	)*
Barclays Capital Inc.	1,740,000	2/15/25	zero coupon	3-Month LIBOR	—	(181,302	)*
Barclays Capital Inc.	1,680,000	2/15/25	zero coupon	3-Month LIBOR	—	(177,842	)*
BNP Paribas	1,045,000	7/26/40	3.689% semi-annually	3-Month LIBOR	—	(8,235)

Total	$6,695,000				—	$(595,340)

TOTAL RETURN SWAPS

SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION

Goldman Sachs Group Inc.	$440,000	4/1/11	TRX-CMBS Reset	TRX-CMBS	—	11,219	*
Goldman Sachs Group Inc.	240,000	4/1/11	TRX-CMBS Reset	TRX-CMBS	—	6,119	*

Total	$680,000				—	$17,338

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION 1

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION

Barclays Capital Inc. (CDX.NA.IG.9 Index)	$2,516,800	12/20/12	0.600% quarterly	$(13,893)	$(66,608)	$52,715
Morgan Stanley & Co. Inc. (CMBX 4 2007-2 AAA Index)	160,000	2/17/51	0.350% monthly	(11,000)	(18,976)	7,976

Total	$2,676,800			$(24,893)	$(85,584)	$60,691

Notes to Schedule of Investments (unaudited) (cont’d)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION 4

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)

Morgan Stanley & Co. Inc. (CMBX 1 2006-1 AAA Index)	$280,000	10/12/52	0.100% monthly	$6,825	$16,521	$(9,696)
Goldman Sachs Group Inc. (CMBX 3 2007-1 AAA Index)	440,000	12/13/49	0.080% monthly	27,500	40,253	(12,753)
Credit Suisse First Boston Inc. (CMBX 3 2007-1 AAA Index)	240,000	12/13/49	0.080% monthly	15,000	19,129	(4,129)
Citigroup Global Markets (CMBX 3 2007-1 AAA Index)	500,000	12/13/49	0.080% monthly	31,250	16,228	15,022
Morgan Stanley & Co. Inc. (CMBX 3 2007-1 AAA Index)	190,000	12/13/49	0.080% monthly	11,875	7,590	4,285
JPMorgan Securities Inc. (CMBX 3 2007-1 AAA Index)	130,000	12/13/49	0.080% monthly	8,125	5,032	3,093
Goldman Sachs Group Inc. (CMBX 3 2007-1 AAA Index)	950,000	12/13/49	0.080% monthly	59,375	34,399	24,976
Goldman Sachs Group Inc. (CMBX 3 2007-1 AAA Index)	280,000	12/13/49	0.080% monthly	17,500	13,295	4,205
Credit Suisse First Boston Inc. (CMBX 3 2007-1 AAA Index)	170,000	12/13/49	0.080% monthly	10,625	8,444	2,181
Goldman Sachs Group Inc. (CMBX 3 2007-1 AAA Index)	140,000	12/13/49	0.080% monthly	8,750	6,735	2,015
Goldman Sachs Group Inc. (CMBX 3 2007-1 AAA Index)	670,000	12/13/49	0.080% monthly	41,875	32,651	9,224

Total	$3,990,000			$238,700	$200,277	$38,423

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

‡	Percentage shown is an annual percentage rate.

*	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Trustees.

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at October 31, 2010.

	Futures Contracts				Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Purchased Options, at value	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Contracts	$248,299	$(163,617)	$2,612	$(106,238)	—	—	$(595,340)	$(614,284)
Foreign Exchange Contracts	—	—	—	—	$55,862	$(418,094)	—	(362,232)
Credit Contracts	—	—	—	—	—	—	231,145	231,145

Total	$248,299	$(163,617)	$2,612	$(106,238)	$55,862	$(418,094)	$(364,195)	$(745,371)

Notes to Schedule of Investments (unaudited) (cont’d)

During the period ended October 31, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$19,744
Written options	123,907
Forward foreign currency contracts (to buy)	1,858,814
Forward foreign currency contracts (to sell)	7,666,874
Futures contracts (to buy)	18,718,694
Futures contracts (to sell)	33,620,819

Average Notional Balance
Interest rate swap contracts	$6,695,000
Credit default swap contracts (to buy protection)	1,648,250
Credit default swap contracts (to sell protection)	3,435,876

Total return swap contracts	450,000

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

As of October 31, 2010, the total value of swap positions with credit related contingent features in a net liability position was $24,893. If a contingent feature would have been triggered as of October 31, 2010, the Fund would have been required to pay this amount in cash to its counterparties. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for all swaps was $500,000.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:	December 20, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:	December 20, 2010

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer

Date:	December 20, 2010